SUPPLEMENT DATED MAY 1, 2015
TO

PROSPECTUSES DATED MAY 1, 2007
FOR MASTERS REWARD NY
AND MASTERS SELECT NY

ISSUED BY DELAWARE LIFE INSURANCE COMPANY OF NEW YORK
DELAWARE LIFE NY VARIABLE ACCOUNT C

This supplement contains information regarding changes to investment options that are available under your Contract.

Effective immediately, the names of the following investment options have changed:

Old Name	New Name

AllianceBernstein Balanced Wealth Strategy Portfolio	AB Balanced Wealth Strategy Portfolio

AllianceBernstein International Growth Portfolio	AB International Growth Portfolio

AllianceBernstein International Value Portfolio	AB International Value Portfolio

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Reward/Select NY 5/2015